UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported)   September 30, 2002
                                                     ------------------

                                Unitrend, Inc.
                                --------------
            (Exact name of registrant as specified in its charter)


              Nevada             001-15777          34-341904923
          --------------      --------------       --------------
         (State or other       (Commission         (IRS Employer
         jurisdiction of       File Number)      Identification No.)
          incorporation)


           4665 W. Bancroft St., Toledo, Ohio                  43615
          ------------------------------------              ----------
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code  419-536-2090
                                                           ------------

                                      N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)





ITEM 5. OTHER EVENTS.

On September 27, 2002, Unitrend, Inc. entered into a contract with Capital City Partners, LLP to attempt to secure the necessary funding needed to meet the new financial obligations associated with the contract recently signed with New Product Innovations, Inc. regarding product development and out-source manufacturing. Capital City Partners, LLP will use its best efforts to raise an initial $1,000,000 to $2,500,000 of bridge capital to enable the Company to begin implementation of the NPI contract. Captital City Partners, LLP will seek an additional $7,000,000 to $10,000,000.



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      UNITREND, INC.

Dated: September 30, 2002       By:   /S/  CONRAD A.H. JELINGER
                                      --------------------------------------
                                      Conrad A.H. Jelinger
                                      Chief Executive Officer, Interim Chief
                                      Financial Officer and President